Exhibit 10.4
THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OR UNDER STATE SECURITIES LAWS. THIS WARRANT AND THE WARRANT SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE PLEDGED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO THE EXPRESS PROVISIONS OF THIS WARRANT, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THIS WARRANT SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH PROVISIONS SHALL HAVE BEEN COMPLIED WITH.
Date of Issuance: February 11, 2009
JUNIPER CONTENT CORPORATION
Common Stock Purchase Warrant
(Void after February 10, 2014)
     Juniper Content Corporation, a Delaware corporation (the “Company”), for value received, hereby certifies and agrees that Juniper Venture, LLC or its registered assigns (the “Registered Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date hereof (the “Date of Issuance”) and on or before February 10, 2014 at not later than 5:00 p.m. New York time (such date and time, the “Expiration Time”), Five Hundred Twenty Five Thousand (525,000) duly authorized, validly issued, fully paid and nonassessable shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at an initial exercise price equal to $0.10 per share, subject to adjustment in certain cases as described herein. The shares purchasable upon exercise of this Warrant, and the purchase price per share, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively. The term “Warrant” as used herein shall include this Warrant and any other warrants delivered in substitution or exchange therefor, as provided herein.
     This Warrant is issued pursuant to that certain Securities Purchase Agreement of even date herewith between the Company and the investors set forth on Schedule I thereto (the “Securities Purchase Agreement”).

     1. Exercise.
          1.1 Method of Exercise
               (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with a Notice of Exercise in the form of Annex A hereto (the “Notice of Exercise”) duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company set forth in Section 10 hereof, or at such other office or agency as the Company may designate in writing pursuant to Section 10 hereof (the “Company’s Office”), accompanied by payment in full with good, cleared funds, in lawful money of the United States, of the Exercise Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise or by surrendering the Warrant pursuant to Section 1.2 below.
               (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the appropriate Annex form shall be received by the Company as provided in Section 1.1(a) hereof. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1.1(c) hereof shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.
               (c) As soon as practicable after the exercise of this Warrant, in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:
                    (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and
                    (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, representing in the aggregate on the face or faces thereof the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise or surrender as provided herein.
          1.2 Exercise by Surrender of Warrant. In addition to the method of payment set forth in Section 1.1 and in lieu of any cash payment required thereunder, the Warrant may be exercised by surrendering the Warrant in the manner specified in this Section 1, together with irrevocable instructions to the Company to issue in exchange for the Warrant the number of shares of Common Stock equal to the product of (x) the number of Warrant Shares multiplied by (y) a fraction, the numerator of which is the Market Value (as defined below) of the Common Stock less the Exercise Price and the denominator of which is such Market Value. As used herein, the phrase “Market Value” at any date shall be deemed to be the volume weighted average of the last reported sale prices of the Common Stock for the last ten (10)

Trading Days prior to the date of exercise, as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is traded “over the counter”, by a quotation system (including the pink sheets or Nasdaq OTC Electronic Bulletin Board) covering such trades or if the Common Stock is not listed or admitted to trading on any national securities exchange or sold “over the counter,” the average closing bid price as furnished by the Financial Industry Regulatory Authority through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq or traded “over the counter” , as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it. “Trading Day” shall mean a day during which trading in securities generally occurs in the applicable securities market or on the principal securities exchange or bulletin board on which the Common Stock is then traded, listed or quoted.
     2. Shares to be Fully Paid; Reservation of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, and free from preemptive rights and free from all taxes, liens, duties and charges with respect thereto and, in addition, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Exercise Price. The Company further covenants that, from and after the Date of Issuance and during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company shall take any and all corporate action as is necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. The Company will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Company may be listed.
     3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Market Value for each fractional share of the Company’s Common Stock which would be issuable upon exercise of this Warrant.
     4. Requirements for Transfer.
               (a) Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Registered Holder or Registered Holders. Any Registered Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change, and the Company shall promptly make such change. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Registered Holder as shown on the

Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary, provided, however, that if and when this Warrant is properly assigned in blank, the Company may, but shall not be obligated to, treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.
               (b) Warrant Agent. The Company may, by written notice to the Registered Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a) hereof, issuing the Common Stock issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent.
               (c) Transfer. Subject to the provisions of applicable securities laws and this Section 4, this Warrant and all rights hereunder are transferable, in whole or in part, upon the surrender of this Warrant with a properly executed Assignment Form in substantially the form attached hereto as Annex B (the “Assignment”) at the principal office of the Company.
               (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment and subject to the provisions of this Warrant and limitations on assignments and transfers as contained in this Section 4, the Company at its expense shall issue to or on the order of the Registered Holder a new warrant or warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (on payment by the Registered Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.
     5. Adjustment.
          5.1 Stock Dividends — Split-Ups. If after the date hereof, and subject to the provisions of Section 5.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.
          5.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 5.6, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.
          5.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, as provided in Section 5.1 and 5.2 above, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
          5.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change covered by Section 5.1 or 5.2 hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of all or substantially all of the assets or all or substantially all other property of the Company, as an entirety or substantially as an entirety, in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event; and if any reclassification also results in a change in the number of shares of Common Stock covered by Section 5.1 or 5.2, then such adjustment shall be made pursuant to Sections 5.1, 5.2, 5.3 and this Section 5.4. The provisions of this Section 5.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.
          5.5 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 5.1, 5.2, 5.3 or 5.4, then, in any such event, the Company shall give written notice to each Warrant holder, at the last address set forth for such holder in the warrant register, of the record date or the effective date of the event, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.
          5.6 Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 5, and Warrants issued after such adjustment may state the same Exercise Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, shall be in the form as so changed
     6. No Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, recapitalization, sale or transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith carry out all such terms and take all such actions as may be reasonably necessary or appropriate in order to protect the rights herein of the holder of this Warrant against dilution or other impairment.
     7. Notices of Record Date, Etc. In case the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. The Company will use commercially reasonable efforts to cause such notice to be mailed promptly, and in any event, at least twenty (20) business days prior to the record date or effective date for the event specified in such notice unless such prior notice is waived by the Registered Holder in writing.
     8. No Rights of Stockholders. Subject to other Sections of this Warrant and the provisions of the Securities Purchase Agreement, the Registered Holder shall not be entitled to vote, to receive dividends or subscription rights, nor shall anything contained herein be construed to confer upon the Registered Holder, as such, any of the rights of a stockholder of the Company, including without limitation any right to vote for the election of directors or upon any matter submitted to stockholders, to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise), to receive notices, or otherwise, until the Warrant shall have been exercised as provided herein.
     9. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss,

theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.
     10. Mailing of Notices, Etc.
                    (i) All notices, requests, consents, and other communications in connection with this Warrant shall be in writing and shall be deemed delivered (i) three (3) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one (1) business day after being sent via a reputable overnight courier service guaranteeing next business day delivery in the Holder’s country or region, or (iii) on actual receipt if delivered by facsimile or by hand, in each case delivery shall be made to the intended recipient as set forth below:
If to the Company:
Juniper Content Corporation.
521 Fifth Avenue, Suite 822
New York, New York 10175
Facsimile No.: (212) 660-5931
Attention: Stuart B. Rekant, Chief Executive Officer
With a copy to:
Graubard Miller
405 Lexington Avenue
New York, New York 10174
Facsimile No.: (212) 818-8881
Attention: David Alan Miller, Esq.
and
Lev & Berlin, P.C.
200 Connecticut Avenue
Norwalk, CT 06854
Facsimile No.:
Attention: Duane L. Berlin, Esq.
If to the Registered Holder:
To the address set forth in the Warrant Register as described in Section 4 hereof and (if such Registered Holder is Juniper Venture, LLC, or any of its affiliates)
Lev & Berlin, P.C.
200 Connecticut Avenue
Norwalk, CT 06854
Facsimile No.: (203) 854-1652
Attention: Duane L. Berlin, Esq.
     11. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.
     12. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
     13. Severability. If any provision of this Warrant shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant.
     14. Governing Law and Submission to Jurisdiction. This Warrant will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict or choice of laws of any jurisdiction. The parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant shall be brought and enforced in the courts of the State of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive.
     15. Supplements and Amendments. The Company and the Registered Holder may from time to time supplement or amend this Warrant in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable.
     16. Successors. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company and the Registered Holder and their respective successors and assigns hereunder.
     17. Benefits of this Warrant. Nothing in this Warrant shall be construed to give to any person, entity or corporation other than the Company and the Registered Holder of the Warrant Certificate any legal or equitable right, remedy or claim under this Warrant; and this Warrant shall be for the sole and exclusive benefit of the Company and the Registered Holder of the Warrant Certificate.

          IN WITNESS WHEREOF, JUNIPER CONTENT CORPORATION has caused this Warrant to be signed by its duly authorized officers under its corporate seal and to be dated on the day and year first written above.

JUNIPER CONTENT CORPORATION
By:
Name:	Stuart B. Rekant
Title:	Chief Executive Officer

ANNEX A
NOTICE OF EXERCISE FORM

To:	Dated:
          In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ___ shares of common stock (“Common Stock”), $.0001 par value per share, of Juniper Content Corporation (“Company”) and encloses herewith $___ in cash, certified or official bank check or checks or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.
or
          In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ___ shares of common stock (“Common Stock”), $.0001 par value per share, of Juniper Content Corporation (“Company”) by surrender of the unexercised portion of the attached Warrant (with a “Market Value” of $___).
          The undersigned hereby represents, warrants to, and agrees with, the Company that:
     (i) He is acquiring the Warrant Shares for his own account and not with a view towards the distribution thereof;
     (ii) He has received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, within the last 12 months and all reports issued by the Company to its stockholders;
     (iii) He understands that he must bear the economic risk of the investment in the Warrant Shares, which cannot be sold unless they are registered under the Securities Act of 1933 (the “1933 Act”) or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Warrant Shares for sale under the 1933 Act;
     (iv) He is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Warrant Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;
Signature:
Address:

ANNEX B
ASSIGNMENT FORM
          FOR VALUE RECEIVED,                                          hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:
Signature: Dated:
Witness: